Other non-current financial assets	12 Months Ended
Mar. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other non-current financial assets	Other non-current financial assets

(EUR thousand)	As of March 31
Other non-current financial assets	2022	2021	2020
Opening balance as of April 1	12,516	15,170	12,703
Additions	3,759	265	4,106
Repayments	(688)	(2,169)	(2,867)
Share of joint venture losses on loan receivable	(562)	(907)	(1,390)
Impairment charge of the year	(2,390)	—	—
Increase in loans to joint venture	—	—	2,850
Other	—	(121)	121
Exchange differences	71	278	(353)
Closing balance as of March 31	12,706	12,516	15,170

EUR2.6 million (EUR2.5 million as of March 31, 2021, EUR2.0 million as of March 31, 2020) of the other non-current assets is related to a receivable from an insurance company related to a pension plan in Sweden. This receivable does not meet the definition of a pension plan asset. The pension plan is denominated in SEK. Payments commenced in 2019 with a second payment stream starting in 2023 and lasting for 10 years. This receivable is revalued at market value.
EUR2.4 million (nil as of March 31, 2021, and as of March 31, 2020) impairment charge has been recognized in respect of long term receivables from Cash Paris Tax Refund in operating expenses in the income statement.
Furthermore, a major amount of the other non-current assets is related to rental agreements on different facilities and deposits paid. The fair value of other non-current receivables does not differ significantly from their book value.